UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 21, 2022

CITRIX SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-27084	75-2275152
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

851 West Cypress Creek Road

Fort Lauderdale, Florida 33309

(Address of principal executive offices) (Zip Code)

Telephone: (954) 267-3000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class:	Trading Symbol:	Name of Each Exchange on Which Registered:
Common Stock, $.001 par value per share	CTXS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 21, 2022, the Board of Directors of Citrix Systems, Inc. (the “Company”) appointed Jason Smith as Executive Vice President and Chief Financial Officer of the Company; and, in such capacity, he will serve as the “principal financial officer” of the Company for purposes of filings with the Securities and Exchange Commission. Mr. Smith succeeds Arlen Shenkman as Chief Financial Officer (and “principal financial officer”) of the Company.

Mr. Smith, age 48, joined the Company in September 2021 as Senior Vice President, Finance. Prior to that, Mr. Smith held multiple finance, planning, development and treasurer roles at ADT Security over a nine year tenure, including as Senior Vice President, M&A and Business Transformation, from June 2021 through August 2021, as Senior Vice President, Finance, from 2018 through June 2021, and as Senior Vice President, Finance, and Corporate Treasurer, from 2016 through 2018. Mr. Smith brings to the Chief Financial Officer role over 25 years of finance experience in public companies as well as in private equity across multiple industries and geographies. Upon joining the Company in September 2021, Mr. Smith entered into an Executive Agreement with the Company in substantially the same form as other officers at the Senior Vice President level, and also entered into an indemnification agreement with the Company in substantially the same form as other officers.

There are no other arrangements or understandings between Mr. Smith and any other person pursuant to which Mr. Smith was appointed as Executive Vice President and Chief Financial Officer of the Company. Mr. Smith is not a party to any transaction that would require disclosure under Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITRIX SYSTEMS, INC.

Date: February 23, 2022	By:	/s/ Antonio G. Gomes
	Name:	Antonio G. Gomes
	Title:	Executive Vice President and Chief Legal Officer